

Manhattan Pharmaceuticals, Inc.

OTCBB: MHAN

Precision IR Biotech, Healthcare & Pharmaceutical Virtual Conference

13 Oct 2010

Safe Harbor Statement

The statements made in this presentation that are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expectations, beliefs, intentions or strategies regarding the future. We use words such as we "expect," "anticipate," "believe," and "intend" and similar expressions to identify forward-looking statements. In particular, we make forward-looking statements about future events and financial performance, including statements about the following: Our product development efforts, anticipated operating losses and capital, anticipated regulatory filing dates and clinical trial initiation dates, our estimates regarding our capital requirements and our needs for additional financing, our ability to operate in the absence of necessary additional financing, our estimates for future revenues and profitability, our selection and licensing of product candidates, our ability to attract partners and other collaborators with acceptable development, regulatory, commercialization expertise, the benefits to be derived from corporate collaborations, license agreements and other collaborative efforts, including those relating to the development and commercialization of our product candidates, sources of revenues and anticipated revenues, including contributions from corporation collaborations, license agreements and other collaborative efforts for the development and commercialization of our product candidates, and the continued viability and duration of those agreements and efforts.

A number of important factors could, individually or in the aggregate, cause actual results to differ materially from those expressed or implied in any forward-looking statements. Such factors include, but are not limited to, the following: our lack of significant revenues and profitability, our immediate need for additional capital and our inability to operate without additional capital, our ongoing disputes with Nordic Biotech, our partner in the H Pharmaceuticals joint venture, concerning the financing, governance, relative ownership and operation of that joint venture, more than $2 million in indebtedness which is maturing between November 2010 and February 2010 which we will likely be unable to repay on its current terms, the results of clinical trials of our product candidates; our ability to successfully commercialize our technologies, our ability to obtain various regulatory approvals, the illiquidity and volatility of our common stock, and the other "Risk Factors" identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Corporate Mission & Strategy

Commercialize specialty healthcare products

- Innovative, next-generation products
- Low clinical, regulatory, and/or marketing risk
- Quick to market (medical devices, 505(b)(2), OTC)
- Low cost to develop
- Low cost to manufacture
- Virtual business model

Pipeline


Rx
CMC/ Nonclinical
IND/IDE
Phase 1
Phase 2
Phase 3/ Pivotal
NDA/PMA
Market
AST-726
Vitamin B_{12} deficiency
Hedrin®
Head lice
AST-915*
Essential tremor
OTC
Evaluation
Manufacturing/packaging
Registration
Market
Topical GEL
Mild psoriasis
completed
ongoing/in process
next steps

NIH sponsored IND currently open and Phase I safety/efficacy study underway under joint corporate/NIH CRADA Agreement. Corporate IND will need to be filed prior to progression to Phase II/III.

AST-726 Overview

Indication:	Vitamin B_{12} deficiency (via 505(b)(2))
What it is:	Nasal spray form of hydroxocobalamin, a natural vitamin B_{12}
Territory:	Global
Patent status:	Patents issued
US market size:	$50-100M; 9 million people
Competitors:	Cyanocobalamin IM injection, Nascobal®, Calomist™, oral cyanocobalamin dietary supplements (including Eligen® B12)
Benefits:	Superior to all other treatment options. Superior delivery characteristics and pharmacokinetics to oral and other nasal spray products. Bioavailability equivalent to IM injection, yet painless and self-administered in the home rather than by a physician or nurse.

Clinical Prototype Data

Intranasal Delivery of AST-726 Prototype Restores Normal Vitamin B_{12} Levels in Deficient Geriatric Patients



Days Dosed
Serum concentration of Vitamin B_{12} (pg/ml)
10000
1000
200
100
200pg/ml Vitamin B_{12} deficiency level
Pre-dose Day 1
Baseline
0
5
10
15
20
25
30
Days

1.5mg per day/week
n=21 patients

S. Lonterman et al Drug Development Research 51, 2000, 197-199

Manhattan Pharmaceuticals, Inc.

Phase 1 Pharmacokinetic Clinical Study

Pharmacokinetics of Intranasal Delivery of AST-726 Equivalent to Intramuscular Injection of Hydroxocobalamin



5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
Concentration (pg/ml)
0
20
40
60
80
100
Time (hrs)
AST-726 2.5 mg IN
AST-726 1.5 mg IN
Vitamin B12 IM Injection

Nasal delivery pharmacokinetics equivalent to injection
Well tolerated
n=48 volunteers

Significant Advantages

	AST-726 (nasal hydroxocobalamin)	Rx		OTC
		Nascobal® (nasal cyanocobalamin)	Calomist™ (nasal cyanocobalamin)	Eligen B12 (and other oral supplements)
Efficacy and safety:				
Active ingredient is hydroxocobalamin (less toxic than cyanocobalamin)	✓	-	-	-
PK equivalence to gold standard IM injection	✓	-	-	-
Indicated uses:				
To restore normal B12 levels in deficient patients	✓	-	-	-
To maintain B12 levels once restored	✓	✓	✓	✓
In patients with GI tract issues (antacid meds, etc.)	✓	✓	✓	?
In pediatric and tobacco toxicity patients	✓	-	-	-
Ease of use:				
Self administered in the home	✓	✓	✓	✓
Convenient, once monthly dosing[1]	✓	-	-	-

[1] *Once normal B12 levels are restored, usually with more frequent dosing*

Compelling New Data on B Vitamins

- New study[1] published in Sept 2010 shows high doses of B vitamins slows the rate of brain atrophy by ~30%
- Brain atrophy is one of the main symptoms of mild cognitive impairment, a precursor to dementia, and sometimes Alzheimer's[2]

"These vitamins are doing something to the brain structure – they're protecting it, and that's very important because we need to protect the brain to prevent Alzheimer's"[2]

-- Professor David Smith
(study author)
Oxford University

[1] Smith AD, et al. Sept 2010. PLoS ONE 5(9): e12244. doi:10.1371/journal.pone.0012244

[2] BBC News: Vitamin B 'puts of Alzheimer's'. http://www.bbc.co.uk/news/health-11232356

Manhattan Pharmaceuticals, Inc.

AST-726 Milestones and Next Steps

3Q 2010	Completed meeting with FDA re: Special Protocol Assessment (SPA)
4Q 2010	Expect to reach SPA agreement with FDA
2Q 2011	Initiate Phase 3 pivotal study

- Final study design subject to SPA agreement
- Open label
- $n \approx 35$

Manhattan Pharmaceuticals, Inc.

Hedrin® Overview

Indication:	**Rx non-insecticide treatment for pediculosis (head lice)**
What it is:	**Proprietary combination of silicone oils (dimethicone and cyclomethicone)**
Territory:	**US and Canada[1]**
Patent status:	**Patents pending**
US market size:	**$80-100M; 6-12 million people per year**
Competitors:	**Ovide®, Kwell®, Ulesfia®**
Benefits:	**Non-insecticide, but as effective as insecticides. Clinically proven with millions of successful uses worldwide. Easier to use and more cost effective than other non-insecticides.**
Partners:	**Hedrin is owned and developed by H Pharmaceuticals, a joint venture entity between Manhattan Pharma and Nordic Biotech.**

[1] *Under license from Thornton & Ross Ltd.*

Hedrin Clinical & Regulatory Overview


Hedrin

*A **new** way to eradicate head lice*

- 1-hour treatment
- Rx medical device
- Clinically tested in 400+ subjects
- Millions of commercial uses worldwide
- Multiple studies demonstrating equivalent, or superior, efficacy to pesticide treatments

Significant Advantages

	Hedrin	Rx			OTC	
		Ulesfia (benzyl alcohol)	Ovide (malathion)	Kwell[1] (lindane)	LiceMD (dimethicone)	Rid & Nix (pyrethroids)
Efficacy (clinical and real world)	✓	✓	✓	✓	-	✓
Non-insecticide	✓	✓	-	-	✓	-
No resistance	✓	✓	✓	✓	✓	-
No odor	✓	-	-	-	✓	-
Not absorbed transdermally	✓	-	-	-	✓	-
Inhibits egg hatching	✓	-	✓	-	-	-
Cost effective and easy to use	✓	-	-	-	-	✓
Reapply as needed	✓	-	✓	-	✓	-

[1]Banned in 52 countries and in California

Hedrin Issues & Next Steps

- **As of Aug 2010, the Hedrin JV was working with CDRH (medical device division of FDA) to finalize IDE package and commence pivotal study**
- **Certain manufacturing and nonclinical issues need to be resolved before the IDE will be approved and the pivotal study allowed to commence**
- **The Hedrin JV is in the process of planning and executing the required work to satisfy CDRH**
- **As noted in Manhattan's 2010 SEC filings, there are disputes between the company and our partner, Nordic Biotech, regarding the operations, financing, and relative ownership of the JV. A dialogue has been initiated with Nordic in the hopes of resolving these disputes.**

AST-915[1] Overview

Indication:	**Movement disorder / essential tremor**
What it is:	**Orally delivered metabolite of 1-Octanol (AST-914)**
Territory:	**Global**
Patent status:	**Patent pending**
US market size:	**5.6 million Americans[2]**
Competitors:	**Propranolol, primadone**
Potential benefits:	**Current treatments produce 50% response at best with significant side effects. 30% of patients do not respond to available drugs.**

[1] Formerly named AST-914 metabolite
[2] National Institutes of Health

Manhattan Pharmaceuticals, Inc.

AST-915 Program Highlights

- Phase 1 clinical study of AST-915 is underway at NIH in essential tremor patients
- Expecting preliminary data in 4Q2010
- Recently filed patents should yield full patent life
- Serious, poorly treated, and prevalent disorder; affects all ages including 4% of people age 40+ (5.6 million Americans)[1]

[1] *National Institutes of Health*

Manhattan Pharmaceuticals, Inc.

Expected Milestones

- Obtain SPA agreement for AST-726 Phase 3 pivotal study
- Announce Phase 1 data for AST-915
- Commence AST-726 pivotal study

Leadership Team

Name	Position	Years Experience	Description
Malcolm Morville, PhD	Director	38	• President and CEO of Ariston Pharmaceuticals • Leadership roles at Pfizer, Immulogic, Indevus/Interneuron, Phytera • PhD in biochemistry from University of Manchester Institute of Science & Technology
Michael G. McGuinness	Chief Operating & Financial Officer	30	• 20 years CFO experience, Vyteris, EpiGenesis and Blue Stone Capital Partners • Over 30 years experience with finance, business strategy, and partnering • B.B.A. Hofstra University
Mary C. Spellman, MD	Head of Dermatology & Drug Development	15	• Leadership roles at Revance Therapeutics, Biogen Idec, Connetics Corp., Novartis • Director, Women's Dermatologic Society • MD, Medical College of Wisconsin
Michelle Carroll	VP, Corporate Development	10	• Corporate strategy and business development • B.S. New York University

Manhattan Pharmaceuticals, Inc.



OTCBB: MHAN

www.manhattanpharma.com

48 Wall Street, Suite 1100, New York, NY 10005 USA 212.582.3950 phone 212.582.3957 fax